UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ING RISK MANAGED NATURAL RESOURCES FUND
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

ING RISK MANAGED NATURAL RESOURCES FUND

7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258-2034
(800) 992-0180

May 9, 2007

Dear Shareholder:

On behalf of the Board of Trustees of ING Risk Managed Natural Resources Fund (the “Fund”), we are pleased to invite you to the annual meeting of shareholders (the “Annual Meeting”), to be held at 10:00 a.m., Local time, on June 15, 2007 at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.  Formal notice of the Annual Meeting appears on the next page, followed by the Proxy Statement.  Please take the time to read the Proxy Statement and cast your vote, because it covers matters that are important to the Fund and to you as a shareholder.

At the Annual Meeting, you will be asked to consider and to vote on the following:

1.             To elect three Class I Trustees to represent the interests of the holders of Common Shares of the Fund until the election and qualification of their successors.

The proposal is discussed in detail in the enclosed Proxy Statement, which you should read carefully.  The Board of Trustees has concluded that the proposal is in the best interests of the Fund and its shareholders and recommends that you vote “FOR” the proposal.  We are asking you to consider it carefully and express your vote on the enclosed Proxy Ballot or at the Annual Meeting.

We look forward to your attendance at the Annual Meeting or to receiving your Proxy Ballot so that your shares may be voted at the Annual Meeting.  If you have any questions, please do not hesitate to call us at 1-800-992-0180.

Sincerely,

/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
OF
ING RISK MANAGED NATURAL RESOURCES FUND

To Shareholders:

PLEASE TAKE NOTE THAT the annual meeting of shareholders (the “Annual Meeting”) of ING Risk Managed Natural Resources Fund (the “Fund”) will be held at 10:00 a.m., Local time, on June 15, 2007, at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, for the following purposes:

1.             To elect three Class I Trustees to represent the interests of the holders of Common Shares of the Fund until the election and qualification of their successors.

2.             To transact such other business, not currently contemplated, that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof in the discretion of the proxies or their substitutes.

Please read the enclosed Proxy Statement carefully for information concerning the proposal to be placed before the Annual Meeting.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN
FAVOR OF THE PROPOSAL.

Shareholders of record as of the close of business on March 19, 2007 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment(s) or postponement(s) thereof.

By Order of the Board of Trustees,	/s/ Huey P. Falgout, Jr.
Huey P. Falgout, Jr.
Secretary

May 9, 2007

YOUR VOTE IS IMPORTANT REGARDLESS OF
THE NUMBER OF SHARES YOU OWN.
PLEASE VOTE BY RETURNING YOUR PROXY BALLOT TODAY IN THE
ENCLOSED POSTAGE-PAID ENVELOPE.
YOU MAY ALSO VOTE IN PERSON AT THE ANNUAL MEETING.

PROXY STATEMENT

ING RISK MANAGED NATURAL RESOURCES FUND

May 9, 2007

Toll-Free:  (800) 992-0180
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258-2034

ANNUAL MEETING OF SHAREHOLDERS

To be Held on June 15, 2007

Who is asking for my vote?

The Board of Trustees (the “Board”) of ING Risk Managed Natural Resources Fund (the “Fund”) is sending this Proxy Statement, the attached Notice of Annual Meeting, and the enclosed Proxy Ballot on or about May 9, 2007 to you and all other shareholders.  The Board is soliciting your vote for the annual meeting of shareholders of the Fund (the “Annual Meeting”).

The words “you” and “your” are used in this Proxy Statement to refer to the person or entity who owns the shares and who accordingly has voting rights in connection with the shares.

What is the Proposal and who can vote on it?

Pursuant to the Declaration of Trust of the Fund, dated August 4, 2006 (the “Declaration of Trust”), the Board is divided into three classes, with the term of one class expiring at each annual meeting of Common Shareholders.  At each annual meeting, one class of Trustees is elected to a three-year term.  The term of office of the Class I Trustees expires on the date of the 2007 Annual Meeting, with the terms of office for Class II and Class III expiring one and two years thereafter, respectively.  For this reason, as a shareholder of the Fund, you are being asked to consider the election of the Class I Trustees who will be elected for a three-year term.  The Declaration of Trust provides for the division of the Board in order to limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board.

Why did you send me this booklet?

This booklet is a Proxy Statement.  It provides you with information you should review before voting on the matters listed above and in the Notice of Annual Meeting for the Fund.  You are receiving these proxy materials—a booklet that includes the Proxy Statement and one Proxy Ballot—because you have the right to vote on the important Proposal concerning your investment in the Fund.

Who is eligible to vote?

Shareholders who owned shares in the Fund at the close of business on March 19, 2007 (the “Record Date”) are eligible to vote.  As of the Record Date, the Fund had 22,610,020.344 Common Shares outstanding.  Common Shareholders are entitled to one vote for each Common Share held.  The Fund does not currently issue any shares other than the Common Shares.  To the best of the Fund’s knowledge, as of March 19, 2007, no person owned beneficially more than 5% of any class of shares of the Fund.

How do I vote?

Shareholders can vote by completing, signing and returning the enclosed Proxy Ballot promptly in the enclosed envelope, or by attending the Annual Meeting in person and voting.  In addition to solicitation by mail, certain officers and representatives of the Fund, officers and employees of ING Investments, LLC (“Adviser”) (Address: 7337 E. Doubletree Ranch Rd., Scottsdale, Arizona 85258-2034), the investment adviser to the Fund, or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram, facsimile, or oral communication.

Shareholders of the Fund whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee.  If a shareholder wishes to participate in the Annual Meeting, the shareholder may still submit the Proxy Ballot originally sent with the Proxy Statement or attend in person.

When and where will the Annual Meeting be held?

The Annual Meeting will be held at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, on June 15, 2007, at 10:00 a.m., Local time, and, if the Annual Meeting is adjourned or postponed, at any adjournment or postponement of that Meeting.  If you expect to attend the Annual Meeting in person, please notify the Fund by calling 1-800-992-0180.

Can I revoke my proxy after I vote it?

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Fund a written revocation or duly executed Proxy Ballot bearing a later date.  In addition, any shareholder who attends the Annual Meeting in person may vote by ballot at the Annual Meeting, thereby canceling any proxy previously given.  The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote “FOR” the Proposal and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Annual Meeting.

Who pays for this proxy solicitation?

The Fund will pay the expenses incurred in connection with the Notice of Annual Meeting, Proxy Statement and the Annual Meeting, including printing, mailing and vote tabulation expenses, legal fees, and out of pocket expenses.

How can I obtain more information about the Fund?

Copies of the Fund’s Annual Report for the fiscal year ended February 28, 2007 and the Fund’s Semi-Annual Report for the period ended August 31, 2006 are available upon request, without charge, by writing to: The ING Funds, 7337 E. Doubletree Ranch Road, Scottsdale, Arizona, 85258-2034, Attention: Literature Fulfillment, or by calling 1-800-992-0180.  This Proxy Statement should be read in conjunction with the Annual and Semi-Annual Reports.

How does the Board recommend that I vote?

The Board recommends that shareholders vote “FOR” the Proposal described in this Proxy Statement.

PROPOSAL
ELECTION OF CLASS I TRUSTEES

What is the Proposal?

The Board has nominated three individuals for election as Class I Trustees of the Board of Trustees to represent the interests of the holders of Common Shares of the Fund (the “Class I Nominees”).  Holders of Common Shares are asked to elect the Class I Nominees to serve as Trustees, each to serve for a three-year term, and until his or her successor is duly elected and qualified.  Information about each Class I Nominee is set forth below.  All of the Class I Nominees are currently Trustees of the Fund and each has consented to continue to serve as a Trustee if re-elected by holders of Common Shares.

What factors did the Board consider in selecting the Class I Nominees?

The Board nominated the three individuals who currently serve as Class I Trustees of the Common Shares of the Fund.  The Board met to discuss Board candidates and, after due consideration, recommend to shareholders the Class I Nominees indicated below.  In making such recommendation, the Board took into consideration the knowledge, background, and experience of the Class I Nominees.

What is the required vote?

Common Shareholders are entitled to one vote for each Common Share held.  The affirmative vote of a plurality of the Common Shares of the Fund present in person or by proxy at the Annual Meeting is required to approve the election of each Class I Nominee to the Board.  Shareholders do not have appraisal rights in connection with the proposal in this proxy statement and there is no cumulative voting for the election of Trustees.

Who are the Class I Nominees?

For election as Class I Trustees at the Annual Meeting, the Board has approved the nomination of:

Class I
John V. Boyer
Patricia W. Chadwick
Sheryl K. Pressler

The persons named as proxies will vote for the election of each of these Class I Nominees unless you withhold authority to vote for any or all of them on the enclosed Proxy Ballot.  If any or all of the Class I Nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Trustees may recommend or the Board may reduce the number of Trustees as provided for in the Fund’s Declaration of Trust.

No Class I Nominee is a party adverse to the Fund or any of its affiliates in any material pending legal proceeding, nor does any Class I Nominee have an interest materially adverse to the Fund.

The following table sets forth information concerning the Class I Nominees of the Fund.  The address for each Class I Nominee is 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

Name and Age	Position(s) held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex overseen by Trustee(2)	Other Directorships/Trusteeships held by Trustee

Independent Trustees

John V. Boyer Age: 53	Trustee Class I	September 2006 - Present	President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 - Present). Formerly, Executive Director, The Mark Twain House & Museum(3) (September 1989 - November 2005).	174	None.

Patricia W. Chadwick Age: 58	Trustee Class I	September 2006 - Present	Consultant and President of self-owned company, Ravengate Partners LLC (January 2000 - Present).	174	Wisconsin Energy (June 2006 – Present).

Sheryl K. Pressler Age: 56	Trustee Class I	September 2006 - Present	Consultant (May 2001 - Present).	174	Stillwater Mining Company (May 2002 – Present); California HealthCare Foundation (June 1999 – Present); and Romanian-American Enterprise Fund (February 2004 – Present).

(1)

The Board is divided into three classes, with the term of one class expiring at each annual meeting of the Fund. At each annual meeting, one class of Trustees is elected to a three-year term and serves until their successors are duly elected and qualified. The tenure of each Trustee is subject to the Board’s retirement policy which states that each duly elected or appointed Trustee who is not an “interested person” of the Fund, as defined in the Investment Company Act of 1940, as amended (“1940 Act”) (“Independent Trustees”), shall retire from service as a Trustee at the first regularly scheduled meeting of the Board that is held after the Trustee reaches the age of 70. A unanimous vote of the Board may extend the retirment date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)

For the the purposes of this table, “Fund Complex” means the following investment companies: ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING Investment Funds, Inc.; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Variable Insurance Trust; and ING Variable Products Trust. The number of Funds in the Fund Complex is as of February 28, 2007.

(3)

Shaun Mathews, President, ING USFS Mutual Funds and Investment Products, has held a seat on the Board of Directors of The Mark Twain House Museum since September 19, 2002. ING Groep N.V. makes non-material, charitable contributions to the The Mark Twain House Museum.

Please read the section “Further Information About the Trustees and Officers” starting on page 9 of this Proxy Statement before voting on this Proposal.

Who are the Class II and Class III Trustees?

The Class II Trustees serving until the 2008 annual meeting of the Fund, at which time they, or their successors, will be considered for another three-year term, are as follows:

Class II

J. Michael Earley
Patrick W. Kenny
Shaun P. Mathews
Roger B. Vincent

The Class III Trustees serving until the 2009 annual meeting of the Fund, at which time they, or their successors, will be considered for another three-year term, are as follows:

Class III

R. Barbara Gitenstein
Jock Patton
David W.C. Putnam
John G. Turner

The following table sets forth information concerning the Class II and Class III Trustees of the Fund.  The address for each Class II and Class III Trustee is 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

Name and Age	Position(s) held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex overseen by Trustee(2)	Other Directorships/Trusteeships held by Trustee

Independent Trustees

J. Michael Earley Age: 62	Trustee Class II	September 2006 - Present	President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992 - Present).	174	MidAmerica Financial Corporation (December 2002 – Present).

R. Barbara Gitenstein(3) Age: 59	Trustee Class III	September 2006 - Present	President, College of New Jersey (January 1999 – Present).	174	None.

Patrick W. Kenny Age: 64	Trustee Class II	September 2006 - Present	President and Chief Executive Officer, International Insurance Society (June 2001 - Present).	174	Assured Guaranty Ltd. (April 2004 - Present); and Odyssey Reinsurance Holdings (November 2006 – Present).

Jock Patton(4) Age: 61	Trustee Class III	September 2006 - Present	Private Investor (June 1997 – Present).	174	JDA Software Group, Inc. (January 1999 – Present); and Swift Transportation Co. (March 2004 – Present).

Name and Age	Position(s) held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex overseen by Trustee(2)	Other Directorships/Trusteeships held by Trustee

David W.C. Putnam Age: 67	Trustee Class III	September 2006 - Present	Chair, Board of Directors and President, F.L. Putnam Securities Company, Inc. (June 1978 - Present).	174	Principled Equity Market Trust (December 1996 - Present); and Asian American Bank and Trust Company (June 1993 - Present).

Roger B. Vincent Age: 61	Trustee Class II	September 2006 - Present	President, Springwell Corporation (March 1989 - Present).	174	UGI Corporation (February 2006 - Present); and UGI Utilities, Inc. (February 2006 - Present).

Trustees who are “Interested Persons”

Shaun P. Mathews(5) Age: 51	Trustee Class II	September 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (December 2006 – Present); ING USFS Mutual Funds and Investment Products (October 2004 – Present). Formerly, CMO, ING USFS (April 2002 – October 2004); and Head of Rollover/Payout (October 2001 – December 2003).	5

The Mark Twain House & Museum (September 2002 – Present); Connecticut Forum (May 2002 – Present); Capital Community College Foundation (February 2002 – Present); ING Services Holding Company, Inc. (May 2000 – Present); Southland Life Insurance Company (June 2002 – Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC, ING Funds Services, LLC, ING Investments, LLC and ING Pilgrim Funding, Inc. (March 2006 – Present).

John G. Turner(5) Age: 67	Trustee Class III	September 2006 - Present	Retired.	174	Hormel Foods Corporation (March 2000 – Present); and Conseco, Inc. (September 2003 – Present).

(1)

The Board is divided into three classes, with the term of one class expiring at each annual meeting of the Fund. At each annual meeting, one class of Trustees is elected to a three-year term and serves until their successors are duly elected and qualified. The tenure of each Trustee is subject to the Board’s retirement policy which states that each duly elected or appointed Trustee who is not an “interested person” of the Fund, as defined in the Investment Company Act of 1940, as amended (“1940 Act”) (“Independent Trustees”), shall retire from service as a Trustee at the first regularly scheduled meeting of the Board that is held after the Trustee reaches the age of 70. A unanimous vote of the Board may extend the retirment date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)

For the the purposes of this table, “Fund Complex” means the following investment companies: ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING Investment Funds, Inc.; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Variable Insurance Trust; and ING Variable Products Trust. The number of Funds in the Fund Complex is as of February 28, 2007.

(3)

Dr. Gitenstein has notified the Board of her intention to retire. It is currently expected that her retirement will be effective on or around November 30, 2007. The Board has not nominated any candidate to replace Dr. Gitenstein and has not yet determined whether to do so.

(4)	Mr. Patton will retire as a Trustee, effective June 30, 2007. The Board has not nominated any candidate to replace Mr. Patton and has not yet determined whether to do so.

(5)

Messrs. Mathews and Turner are “interested persons” of the Trust, as defined by the 1940 Act, because of their affiliation with ING Groep N.V., the parent corporation of the Adviser, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

Please read the section “Further Information About the Trustees and Officers” starting on page 9 of this Proxy Statement before voting on this Proposal.

What is the Board’s recommendation on the Proposal?

The Board recommends that shareholders vote “FOR” the election of each of the Class I Nominees to the Board subject to their terms commencing and continuing as described above.  If any of the Class I Nominees are not elected by shareholders, the current Trustees may consider other courses of action.

FURTHER INFORMATION ABOUT THE TRUSTEES AND OFFICERS

How long will the Trustees serve on the Board?

The Board is divided into three classes, with the term of one class expiring at each annual meeting of Common Shareholders.  At each annual meeting of the Fund, one class of Trustees is elected to a three-year term and generally holds office until their successors are elected and qualified.  A Trustee may, at any time, resign or be removed from office only for cause, by action taken by a majority of the remaining Trustees followed by the vote of the holders of at least 75% of the shares then entitled to vote in an election of such Trustee.  In addition, pursuant to a retirement policy adopted by the Board, each duly elected or appointed Trustee who is not an Independent Trustee, shall retire from service as a Trustee at the first regularly scheduled meeting of the Board that is held after the Trustee reaches the age of 70.  A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year.  A further extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

Do the Trustees own shares of the Fund or certain affiliated entities?

To the best of the Fund’s knowledge, as of March 19, 2007 no Trustee owned 1% or more of the outstanding shares of any class of shares of the Fund, and the Trustees owned, as a group, less than 1% of the shares of each class of the Fund.

The following table sets forth information regarding the dollar range of equity securities of the Fund and other investment companies within the ING family of investment companies beneficially owned by each Trustee as of December 31, 2006.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
John V. Boyer	$0	$0
Patricia W. Chadwick	$0	Over $100,000
J. Michael Earley	$0	$50,001 - $100,000
R. Barbara Gitenstein(1)	$0	$50,001 - $100,000
Patrick W. Kenny	$0	$10,001 - $50,000 and $50,001- $100,000(2)
Walter H. May(3)	$0	Over $100,000
Jock Patton(4)	$0	Over $100,000
Sheryl K. Pressler	$0	$50,001- $100,000(2)
David W. C. Putnam	$0	Over $100,000
Roger B. Vincent	$0	Over $100,000 $50,001- $100,000(2)
Trustees who are “Interested Persons”
Shaun P. Mathews	$0	$10,001 - $50,000 and Over $100,000(5)
John G. Turner	$0	Over $100,000

(1)	Dr. Gitenstein has notified the Board of her intention to retire. It is currently expected that her retirement will be effective on or around November 30, 2007.
(2)	Held in a deferred compensation account.
(3)	Pursuant to the retirement policy adopted by the Board, Mr. May retired as a Trustee on January 11, 2007.
(4)	Mr. Patton will retire from his position as a Trustee effective June 30, 2007.
(5)	Held in a deferred compensation account and/or a 401(k) account.

As of December 31, 2006, none of the Independent Trustees or their immediate family members owned any shares of the Fund’s investment adviser or principal underwriter or of any entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the Fund (not including registered investment companies).

What are the Committees of the Board?

Audit Committee.  The Audit Committee operates pursuant to a charter approved by the Board, a copy of which is attached as Appendix 1.  The Charter sets forth the responsibilities of the Audit Committee.  The functions of the Audit Committee include, among others, to meet with the independent registered public accounting firm of the Fund to review the scope of the Fund’s audit, the Fund’s financial statements and interim accounting controls, and to meet with management concerning these matters, among other things.  The Audit Committee currently consists of five (5) Trustees: Messrs. Earley, Kenny, Putnam, and Vincent and Ms. Pressler, all of whom are considered independent under the rules promulgated by the New York Stock Exchange and, in addition, are not “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act.  Mr. Earley serves as Chairperson of the Audit Committee and Mr. Kenny has been designated as the Audit Committee’s financial expert under the Sarbanes-Oxley Act.  During the fiscal year ended February 28, 2007, the Audit Committee held nine (9) meetings.

Audit Committee Report:  As part of its oversight of the Fund’s financial statements, the Audit Committee reviewed and discussed with the Adviser and KPMG LLP (“KPMG”) the Fund’s financial statements for the fiscal year ended February 28, 2007.  The Audit Committee also discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.  The Audit Committee received and reviewed the written disclosures from KPMG required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed KPMG’s independence with KPMG.  The Audit Committee has reviewed the audit fees of KPMG and has also reviewed non-audit services and fees to assure compliance with the Fund’s and the Audit Committee’s policies restricting KPMG from performing services that might impair their independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the financial statements as of and for the fiscal year ended February 28, 2007, be included in the Fund’s Annual Report to shareholders.  The Audit Committee also recommended the selection of KPMG to serve as independent auditor for the fiscal year ending February 28, 2008.

Valuation, Proxy and Brokerage Committee.  The Board has a Valuation, Proxy and Brokerage Committee whose functions include, among others, reviewing the determination of the value of securities held by the Fund for which market quotations are not readily available overseeing management’s administration of proxy voting and overseeing the effectiveness of the Adviser’s compliance with changing regulations regarding the allocation of brokerage for services other than pure trade executions.  The Valuation, Proxy and Brokerage Committee operates pursuant to a Charter approved by the Board.  The Valuation, Proxy and Brokerage Committee currently consists of four (4) Independent Trustees:  Messrs. Boyer and Patton, Ms. Chadwick and Dr. Gitenstein.  Ms. Chadwick serves as Chairperson of the Valuation, Proxy and Brokerage Committee.  During the fiscal year ended February 28, 2007, the Valuation, Proxy and Brokerage Committee held five (5) meetings.

Executive Committee.  The Board has an Executive Committee whose function is to act on behalf the full Board between Board meetings when necessary.  The Executive Committee currently consists of two (2) Independent Trustees and one (1) Trustee who is an “interested person,” as defined in the 1940 Act:  Messrs. Patton, Turner and Vincent.  Mr. Patton serves as Chairperson of the Committee.  During the fiscal year ended February 28, 2007, the Executive Committee held no meetings.

Nominating and Governance Committee.  The Board has established a Nominating and Governance Committee for the purpose of, among other things, (1) identifying and recommending to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board; (2) reviewing workload and capabilities of Independent Board members and recommending changes to size or composition of the Board, as necessary; (3) monitoring regulatory developments and recommending modifications to the Committee’s responsibilities; (4) considering and recommending the creation of additional committees or changes to Trustee policies and procedures based on rule changes and “best practices” in corporate governance; (5) reviewing compensation of Independent Board members and making recommendations for any changes; and (6) overseeing the Board’s annual self evaluation process.

In evaluating candidates, the Nominating and Governance Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met.  Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.  The Nominating and Governance Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees.  A shareholder nominee for Trustee should be submitted in writing to the Fund’s Secretary.  Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as Trustee:  such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a Trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of Trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.  For further details regarding the Nominating and Governance Committee’s criteria for evaluating nominees please refer to the Nominating and Governance Committee’s Charter which is attached as Appendix 2.

The Secretary shall submit all nominations received in a timely manner to the Nominating and Governance Committee.  To be timely, in connection with a shareholder meeting to elect Trustees, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by the Fund with the SEC.

The Nominating and Governance Committee currently consists of four (4) Independent Trustees: Dr. Gitenstein and Messrs. Kenny, Patton and Vincent.  Dr. Gitenstein serves as Chairperson of the Nominating and Governance Committee and operates pursuant to a Charter approved by the Board, a copy of which is attached as Appendix 2. The Charter is not available on the Fund’s website.  The Nominating and Governance Committee held no meetings during the fiscal year ended February 28, 2007.

Investment Review Committee.  The Board has established an Investment Review Committee whose function is to monitor the investment performance of the Fund and to make recommendations to the Board with respect to the Fund.  The Investment Review Committee for the International/Balanced/Fixed-Income Funds currently consists of four (4) Independent Trustees: Messrs. Boyer and Kenny, Ms. Pressler and Dr. Gitenstein.  Mr. Boyer serves as Chairperson of the Committee.  The International/Balanced/Fixed-Income Investment Review Committee operates pursuant to a Charter approved by the Board.  During the fiscal year ended February 28, 2007, the International/Balanced/Fixed-Income Investment Review Committee held nine (9) meetings.

Compliance Committee.  The Board has established a Compliance Committee for the purpose of coordinating activities between the Board and the Chief Compliance Officer (“CCO”) of the Fund.  The Compliance Committee facilitates information flow among Board members and the CCO between Board meetings; works with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; coordinates CCO oversight activities with other ING Fund boards; and makes recommendations regarding the role, performance and oversight of the CCO.  The Compliance Committee operates pursuant to a Charter approved by the Board.  The Compliance Committee currently consists of five (5) Independent Trustees: Messrs. Boyer, Earley, Kenny, Patton and Putnam.  Mr. Kenny serves as Chairperson of the Compliance Committee.  During the fiscal year ended February 28, 2007, the Compliance Committee held four (4) meetings.

Contracts Committee.  The Board has a Contracts Committee for the purpose of overseeing the annual renewal process relating to investment advisory and sub-advisory agreements and, at the discretion of the Board, other agreements or plans involving the ING Funds.  The responsibilities of the Contracts Committee, among other things, include:  (1) identifying the scope and format of information to be provided by services providers in connection with applicable renewals; (2) providing guidance to independent legal counsel regarding specific information requests to be made by such counsel on behalf of the Trustees;  (3) evaluating regulatory and other developments that might have an impact on applicable review and renewal processes; (4) reporting to the Trustees its recommendations and decisions regarding the foregoing matters; (5) assisting in the preparation of a written record of the factors considered by Trustees relating to the approval and renewal of advisory and sub-advisory agreements; and (6) recommending to the Trustees specific steps to be taken by them regarding the renewal process, including, for example, proposed schedules of meetings by the Trustees.  The Contracts Committee is not responsible for making substantive recommendations whether to approve, renew, reject or modify agreements or plans.  The Contracts Committee operates pursuant to a Charter approved by the Board.  The Contracts

Committee currently consists of six (6) Independent Trustees: Messrs. Boyer, Kenny, Patton and Vincent, and Mses. Chadwick and Pressler.  Mr. Vincent serves as Chairperson of the Contracts Committee.  The Contracts Committee held eight (8) meetings during the fiscal year ended February 28, 2007.

How often does the Board meet?

The Board currently conducts regular meetings eight (8) times a year.  The Audit and Valuation, Proxy and Brokerage Committees meet regularly four (4) times per year, the Investment Review Committee meets regularly six (6) times a year, the Contracts Committee meets regularly seven (7) times a year and the remaining Committees meet as needed.  In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.  During the fiscal year ended February 28, 2007, the Board held nine (9) meetings, including regularly scheduled and special meetings.  No Trustee attended less than 75% of the Fund’s Board meetings or meetings of Committees on which a Trustee served.

What are the Trustees paid for their services?

Each Trustee is reimbursed for expenses incurred in connection with each meeting of the Board or any Committee attended.  Each Independent Trustee is compensated for his or her services according to a fee schedule adopted by the Board, and receives a fee that consists of an annual retainer and a meeting fee component.

The Fund currently pays each Independent Trustee a pro rata share, as described below, of: (i) an annual retainer of $45,000 (the Chairperson, receives an additional annual retainer of $30,000); (ii) an additional annual retainer of $20,000 each to the Audit Committee and the Investment Review Committee Chairpersons; (iii) an additional retainer of $15,000 to the Contracts Committee Chairperson; (iv) an additional retainer of $10,000 each to the Valuation, Proxy and Brokerage Committee and Compliance Committee Chairpersons; (v) an additional retainer of $10,000 to the Nominating and Governance Committee Chairperson (the Chairperson of the Nominating and Governance Committee is paid on a quarterly basis and only if the Committee has been active.  The compensation per quarter to the Chairperson is $2,500, which if the Committee has been active for all four quarters will result in the Chairperson receiving the full annual retainer of $10,000.); (vi) $7,000 for each in person meeting of the Board; (vii) $3,000 for attendance at any Committee meeting; (viii) $1,000 for meeting attendance as a chairperson; (ix) $2,000 per telephonic meeting; and (x) out-of-pocket expenses.  The pro rata share paid by the Fund is based on the Fund’s average net assets as a percentage of the average net assets of all the funds managed by the Adviser and its affiliates for which the Trustees serve in common as Directors/Trustees.

The Trustees who are “interested persons” of the Fund receive no compensation from the Fund.

The following table has been provided to the Fund by the Adviser and its affiliates and sets forth information regarding the compensation paid to the Trustees for the Fund’s initial fiscal year ended February 28, 2007 for service on the Boards of the ING Funds complex.

Name of Trustee	Aggregate Compensation from Fund(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement(2)	Total Compensation from Fund and Fund Complex Paid to Trustees(3)
John V. Boyer	$1,025	N/A	N/A	$200,000
Patricia W. Chadwick	$821	N/A	N/A	$148,000
J. Michael Earley	$947	N/A	N/A	$158,000
R. Barbara Gitenstein	$829	N/A	N/A	$148,000
Patrick W. Kenny	$739	N/A	N/A	$134,250	(4)
Shaun P. Mathews(5)	$0	N/A	N/A	$0
Walter H. May(6)	$1,650	N/A	$262,000	$432,000
Jock Patton	$1,017	N/A	N/A	$205,000
Sheryl K. Pressler	$614	N/A	N/A	$115,550	(4)
David W.C. Putnam	$805	N/A	N/A	$140,000
John G. Turner(5)	$0	N/A	N/A	$0
Roger B. Vincent	$778	N/A	N/A	$157,500	(4)

(1)	The Aggregate Compensation from the Fund for each Trustee has been annualized to reflect revised compensation payable for a full fiscal year.
(2)

The ING Funds have adopted a retirement policy under which a Trustee who has served as an Independent Trustee for five years or more will be paid by the ING Funds at the time of his or her retirement an amount equal to twice the compensation normally paid to the Independent Trustee for one year of service. A Trustee may elect to receive payment of his or her retirement benefit in a lump sum or in three substantially equal payments. If no such election is made, the retirement benefit will be paid in one lump sum. The amount reflected is compensation from all Funds in the Fund Complex.

(3)

Trustee compensation includes compensation paid by Funds that are not discussed in this Proxy. As of February 28, 2007, the Fund Complex consisted of 174 registered investment companies or series thereof.

(4)	During fiscal year ended February 28, 2007, Messrs. Kenny and Vincent and Ms. Pressler deferred $44,750, $52,500 and $55,000, respectively, of their compensation payable by the Fund Complex.
(5)

Messrs. Mathews and Turner are “interested persons,” of the Trust as defined by the 1940 Act, because of their affiliation with ING Groep N.V., the parent corporation of the Adviser, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

(6)	Pursuant to the retirement policy adopted by the Board, Mr. May retired as a Trustee on January 11, 2007.

Are the Trustees required to attend the Annual Meeting?

The Fund has no formal policy regarding Trustee attendance at meetings of the Fund’s shareholders.

Who are the officers of the Fund?

The Fund’s officers are elected annually by the Board and hold office until they resign, are removed or are otherwise disqualified to serve.  The chart below lists the officers of the Fund.  The address for the officers of the Fund, except Stanley D. Vyner, is 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.  The address for Mr. Vyner is 230 Park Avenue, New York, New York 10169.

Name and Age	Positions Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Last Five Years

Shaun P. Mathews Age: 51	President and Chief Executive Officer	November 2006 – Present

President and Chief Executive Officer, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2006 – Present); and Head of ING USFS Mutual Funds and Investment Products (October 2004 – Present). Formerly, CMO, ING USFS (April 2002 – October 2004); and Head of Rollover/Payout (October 2001 – December 2003).

Stanley D. Vyner Age: 56	Executive Vice President	August 2006 - Present

Executive Vice President, ING Investments, LLC(2) (July 2000 – Present); and Chief Investment Risk Officer (January 2003 – Present). Formerly, Chief Investment Officer of International Investments (August 2000 - January 2003).

Michael J. Roland Age: 48	Executive Vice President	August 2006 – Present

Head of Mutual Fund Platform (February 2007 – Present); and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 - Present). Formerly, Head of Product Management (January 2005 – January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services, LLC (October 2004 - December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 - March 2005).

Joseph M. O’Donnell Age: 52	Executive Vice President and Chief Compliance Officer	August 2006 – Present

Chief Compliance Officer of the ING Funds (November 2004 - Present); ING Investments, LLC(2) and Directed Services, LLC (March 2006 - Present); and Executive Vice President of the ING Funds (March 2006 - Present). Formerly, Chief Compliance Officer of ING Life Insurance and Annuity Company (March 2006 – December 2006); Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 2004).

Robert S. Naka Age: 43	Executive Vice President, Chief Operating Officer and Assistant Secretary	August 2006 – Present

Executive Vice President and Chief Operating Officer, ING Funds Services, LLC(3) and ING Investments, LLC(2) (March 2006 – Present); and Assistant Secretary, ING Funds Services, LLC(3) (October 2001 – Present). Formerly, Senior Vice President (August 1999 – March 2006).

Name and Age	Positions Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Last Five Years

Todd Modic Age: 39	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	August 2006 - Present	Senior Vice President, ING Funds Services, LLC(3) (April 2005 – Present). Formerly, Vice President, ING Fund Services, LLC(3) (September 2002 – March 2005).

Kimberly A. Anderson Age: 42	Senior Vice President	August 2006 - Present	Senior Vice President, ING Investments, LLC(2) (October 2003 – Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC(2) (January 2001 – October 2003).

Ernest J. C’DeBaca Age: 37	Senior Vice President	August 2006 - Present

Senior Vice President, ING Investments, LLC(2) (December 2006 – Present); and ING Funds Services, LLC(3) (April 2006 – Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 – March 2006); and Attorney-Adviser, U.S. Securities and Exchange Commission (May 2001 – December 2003).

Robert Terris Age: 36	Senior Vice President	August 2006 - Present

Senior Vice President, Head of Division Operations, ING Funds (May 2006 – Present); and Vice President, Head of Division Operations, ING Funds Services, LLC(3) (March 2006 – Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 – March 2006).

Robyn L. Ichilov Age: 39	Vice President and Treasurer	August 2006 – Present	Vice President and Treasurer, ING Funds Services, LLC(3) (October 2001 – Present) and ING Investments, LLC(2) (August 1997 – Present).

Lauren D. Bensinger Age: 53	Vice President	August 2006 - Present

Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (July 1995 - Present); and Vice President (February 1996 - Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 - October 2004).

Maria M. Anderson Age: 48	Vice President	August 2006 – Present

Vice President, ING Funds Services, LLC(3) (September 2004 – Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 – September 2004); and Manager of Fund Accounting and Fund Compliance, ING Investments, LLC(2) (September 1999 – October 2001).

Name and Age	Positions Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Last Five Years

Kimberly K. Palmer Age: 50	Vice President	August 2006 – Present

Vice President, ING Funds Services, LLC(3) (March 2006 – Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 – March 2006), Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 – August 2004); Associate Partner, AMVESCAP PLC (October 2000 – May 2003); and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 – May 2003).

Denise Lewis Age: 43	Vice President	January 2007 - Present

Vice President, ING Funds Services, LLC(3) (December 2006 – Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 – December 2006); and Vice President, Wells Fargo Funds Management, LLC (December 2000 – August 2003).

Susan P. Kinens Age: 30	Assistant Vice President	August 2006 – Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 – Present); and has held various other positions with ING Funds Services, LLC(3) for the last five years.

Huey P. Falgout, Jr. Age: 43	Secretary	August 2006 - Present

Chief Counsel, ING Americas, U.S. Legal Services (September 2003 – Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 – September 2003); and Associate General Counsel, AIG American General (January 1999 – November 2002).

Theresa K. Kelety Age: 44	Assistant Secretary	August 2006 – Present	Counsel, ING Americas, U.S. Legal Services (April 2003 – Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 – April 2003).

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.
(2)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)

ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

What are officers paid for their services?

The Fund does not pay its officers for the services they provide to the Fund.  Instead, the officers, who are also officers or employees of the Adviser or its affiliates, are compensated by the Adviser or its affiliates.

Who are the Fund’s adviser, sub-adviser, distributor and administrator?

ING Investments, LLC serves as the investment adviser to the Fund, ING Funds Distributor, LLC serves as the Fund’s distributor and ING Funds Services, LLC serves as the Fund’s administrator.  The principal office of the investment adviser, the distributor and the administrator is 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.  ING Investment Management Co. serves as sub-adviser to the Fund.  The principal office of the sub-adviser is 10 State House Square, SHS 14, Hartford, Connecticut 06103.  The investment adviser, the sub-adviser, the distributor and the administrator are all indirect, wholly-owned subsidiaries of ING Groep N.V. and are affiliated with one another.

Who are the Fund’s independent public accountants?

The accounting firm of KPMG currently serves as the independent auditor for the Fund.  The Board has selected KPMG as the independent auditor to examine and report on the financial statements of the Fund for the fiscal year ending February 28, 2008.

The following table shows fees paid to KPMG for professional audit services during the Fund’s most recent fiscal period from October 27, 2006, when the Fund commenced operations, to its initial fiscal year ended February 28, 2007, as well as fees billed for other services rendered by KPMG to the Fund.

2007

Audit Fees (1)	$29,250

Audit-Related Fees (2)	$0

Tax Fees (3)	$1,400

All Other Fees (4)	$0

(1)

Audit fees consist of fees billed for professional services rendered for the audit of the Fund’s year-end financial statements and services that are normally provided by KPMG in connection with statutory and regulatory filings.

(2)

Audit-related fees consist principally of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s consolidated financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

(3)	Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.
(4)	All other fees would include fees for products and services other than the services reported above, including those related to the review and issuance of consents on various SEC filings.

The aggregate non-audit fees billed by KPMG for services rendered to the Fund, the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund from October 27, 2006, when the Fund commenced operations, to its initial fiscal year ended February 28, 2007was $729,400.

All of the services described in the table above were approved by the Audit Committee pursuant to pre-approval policies and procedures adopted by the Committee.  Pursuant to such policies and procedures, the Audit Committee pre-approves: (i) all audit and non-audit services to be rendered to the Fund by KPMG; and (ii) all non-audit services impacting the operations and financial reporting of the Fund provided by KPMG to the Adviser or any affiliate thereof that provides ongoing services to the Fund (collectively, “Covered Services”).  The Audit Committee has adopted pre-approval procedures authorizing one or more members of the Audit Committee to pre-approve from time to time, on behalf of the Audit Committee, all Covered Services to be provided by KPMG which are not otherwise pre-approved at a meeting of the Audit Committee, provided that such delegate reports to the full Audit Committee at its next regularly scheduled meeting.  The pre-approval procedures do not include delegation of the Audit Committee’s responsibilities to management.  Pre-approval has not been waived with respect to any of the services described above since the date on which the Audit Committee adopted its current pre-approval procedures.

The Audit Committee of the Board will periodically consider whether KPMG’s receipt of non-audit fees from the Fund, the Adviser and all entities controlling, controlled by, or under common control with the Adviser that provide services to the Fund is compatible with maintaining the independence of KPMG.

KPMG has advised the Fund that neither KPMG nor any of its partners has any direct or material indirect financial interest in the Fund.  Representatives of KPMG are not expected to be at the Annual Meeting but have been given the opportunity to make a statement if they wish, and will be available telephonically should any matter arise requiring their participation.

GENERAL INFORMATION

What happens to my proxy once I vote it?

The Board has named Todd Modic and Huey P. Falgout, Jr. as proxies of the Fund.  If you follow the instructions when you vote, your proxies will vote your shares as you have directed.  If you submit your Proxy Ballot but do not vote on the Proposal, your proxies will vote on the Proposal as recommended by the Board.

What if a Proposal that is not in the Proxy Statement comes up at the Annual Meeting?

If any other matter is properly presented, your proxies will vote in accordance with their best judgment.  At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted on at the Annual Meeting other than those discussed in this Proxy Statement.

I want to attend the Annual Meeting and vote in person.  How do I do this?

The Annual Meeting will be held at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.  If you attend the Annual Meeting and wish to vote in person, you will be given a ballot at the meeting.  However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote.  If you expect to attend the Annual Meeting in person, please notify the Fund by calling 1-800-992-0180.

What are my voting rights and the quorum requirements?

Each share of the Common Shares of the Fund is entitled to one vote and each fractional share is entitled to a proportionate fractional vote.  Shareholders of the Fund at the close of business on the Record Date will be entitled to be present and to give voting instructions for the Fund at the Annual Meeting and any adjournments thereof with respect to their shares owned as of the Record Date.  A majority of the outstanding shares of the Fund on the Record Date entitled to vote for the Proposal, present in person or represented by proxy, must be present to constitute a quorum.

If a quorum is not present at the Annual Meeting, or if a quorum is present but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies.  A shareholder vote may be taken on the Proposal in this Proxy Statement prior to any adjournment if sufficient votes have been received with respect to the Proposal.  Any adjournment will require the affirmative vote of a majority of those shares represented at the Annual Meeting in person or by proxy.  The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal that has not been adopted, will vote against any adjournments those proxies required to be voted against the Proposal that has not been adopted, and will not vote any proxies that direct them to abstain from voting on such Proposal.

The Fund expects that, before the Annual Meeting, broker-dealer firms holding shares of the Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners.  If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, the Fund understands that the broker-dealers that are members of the New York Stock Exchange may vote on the items to be considered at the Annual Meeting on behalf of their customers and beneficial owners under the rules of the New York Stock Exchange.

If a shareholder abstains from voting as to the Proposal, or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be considered to be present at the Annual Meeting for purposes of determining the existence of a quorum.  A majority of the votes duly cast is required for the election of a Trustee.  Abstentions and broker non-votes therefore will not have an effect on the election of a Trustee.

Section 16(a) Beneficial Ownership Reporting Compliance.

Section 16(a) of the Securities Exchange Act of 1934, as amended, and Section 30(h) of the 1940 Act, as applied to the Fund, require the Fund’s officers, Trustees, investment adviser, affiliates of the investment adviser, and persons who beneficially own more than 10% of a registered class of the Fund’s outstanding securities (“Reporting Persons”), to file reports of ownership of the Fund’s securities and changes in such ownership with the SEC and the New York Stock Exchange.  Such persons are required by the U.S. Securities and Exchange Commission (the “SEC”) regulations to furnish the Fund with copies of all such filings.

Based solely on its review of the copies of such forms received by it and written representations from certain Reporting Persons, the Fund believes that during the fiscal year ended February 28, 2007, its Reporting Persons complied with all applicable filing requirements.

Shareholder Communications with the Board of Trustees.

Shareholders may send other communications to the Board of Trustees, a Committee thereof, or an individual Trustee.  Such communications should be sent to the Fund’s Secretary at the address on the front of this Proxy Statement.

What is the deadline for submitting a shareholder proposal for the Fund’s 2008 Annual Meeting?

It is anticipated that the next annual meeting of the Fund will be held in June 2008 but the exact date, time and location of such meeting have yet to be determined.  Any proposals of shareholders that are intended to be presented at the Fund’s next annual meeting must be in writing and received at the Fund’s principal executive offices no later than January 10, 2008, in order for the proposal to be considered for inclusion in the Fund’s proxy statement for that meeting.  The submission of a proposal does not guarantee its inclusion in the Fund’s proxy statement or presentation at the meeting.

In addition, pursuant to relevant SEC proxy rules, a company may use discretionary voting authority to vote on matters coming before an annual meeting of shareholders if the company does not have notice of the matter at least 45 days before the date corresponding to the date on which the company first mailed its proxy materials for the prior year’s annual meeting of stockholders or the date specified by an overriding advance notice provision in the company’s bylaws.  As the Fund’s bylaws do not contain such an advance notice provision, for the Fund’s 2008 Annual Meeting of shareholders, shareholders must submit to the Fund written notice of a shareholder proposal on or before March 25, 2008.

Please vote by returning your Proxy Ballot in the enclosed postage-paid envelope.

/s/ Huey P. Falgout, Jr.
Huey P. Falgout, Jr.
Secretary

May 9, 2007

Appendix 1

Charter
of the
ING Funds
AUDIT COMMITTEE

A.            Establishment of the Committee

The Audit Committees (collectively, the “Committee”) of each of the Boards of Directors/Trustees(1) (collectively, the “Board”) of the ING Funds (each a “Fund,” collectively, the “Funds”(2)) set out on Exhibit A hereto, as such exhibit may be amended from time to time, shall be governed in accordance with this ING Funds Audit Committee Charter (this “Charter”).

B.            Purpose

The purpose of the Committee is to (1) oversee each Fund’s accounting and financial reporting processes and its internal controls; (2) oversee the quality and objectivity of the Fund’s financial statements and the independent audit of those financial statements; and (3) act as a liaison between the Fund’s independent auditors and the full Board.

The function of the Committee is oversight.  Management of the Funds is responsible for the preparation, presentation and integrity of the Funds’ financial statements.  Management also is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.  The independent auditors are responsible for planning and carrying out proper audits and reviews of the Funds’ financial statements.

In fulfilling their responsibilities under this Charter, it is recognized that members of the Committee are not employees of the Funds and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing including in respect of auditor independence.  As such, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and the Committee and its members are not providing any expert or special assurance as to the Funds’ financial statements or any professional certification as to the independent auditors’ work.  Absent actual knowledge to the contrary, each member of the Committee will be entitled to rely upon (1) the integrity of those persons and

(1)           These include:  the Boards of Directors or Trustees of each of the Funds listed under Paragraph I on Exhibit A (the “Unified Board”); and the Boards of Directors or Trustees of each of the Funds set listed under Paragraph II on Exhibit A (the “ING Funds (former Aetna) Board”).

(2)           Reference in this Charter to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Committee at issue.  No provision in this Charter is intended to impose any duty upon a particular Fund’s Committee with respect to any other Funds.

organizations within and outside the Funds from whom the Committee receives information; (2) the accuracy of the financial and other information provided to the Committee by such persons or organizations; and (3) representations made by management as to any information technology, internal audit and other non-audit services provided by the auditors to the Funds.

The Committee will have access, as deemed necessary or appropriate by the Committee, to the applicable Funds’ trustees or directors, their independent auditors and Fund counsel and the executive and financial management of the Funds.  The Committee may also seek to meet with internal audit staff of the Funds’ investment adviser, administrator or accounting agent.  The Committee may meet with any such persons without the participation of any other representatives of Fund management.

C.            Meetings

The Committee will meet, in person or by telephone, at least twice each fiscal year of a Fund, and the chair of the Committee or a majority of the members may call telephonic or in-person special meetings of the Committee as circumstances require.  In order to foster open communication, the Committee may meet privately in separate executive sessions with management and the independent auditors and as a committee to discuss any matters that the Committee, management or the independent auditors believe should be discussed separately.

A majority of the Committee’s members will constitute a quorum.  At any meeting of the Committee, the decision of a majority of the members present and voting will determine any matter submitted to a vote.  The Committee will keep minutes of its meetings, which will be available to the Board for its review.

D.            Committee Members; Audit Committee Financial Expert

Members.  The members of the Committee are identified on Exhibit B to this Charter, as such Exhibit may be amended from time to time to reflect changes in Committee membership.  The Board will review and consider Committee membership annually.  No “interested person” of the Funds as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”) may be a member of the Committee.  The Committee members may appoint a chairperson from its members.

Audit Committee Financial Expert.  Unless the Board determines that no member of the Committee qualifies as an audit committee financial expert, the Board will identify one (or in the Board’s discretion, more than one) member of the Committee as an audit committee financial expert in accordance with the criteria set out below.  The Committee is not required to have an audit committee financial expert.

•              To be identified as an audit committee financial expert, the Committee member must have the following attributes:  (a) an understanding of generally accepted accounting principles (“GAAP”) and financial statements; (b) the ability to assess the general application of GAAP in connection with the accounting for estimates, accruals and reserves;

(c) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Funds’ financial statements, or experience actively supervising one or more persons engaged in such activities; (d) an understanding of internal controls and procedures for financial reporting; and (e) an understanding of audit committee functions.

•              A Committee member may acquire the attributes required of an audit committee financial expert through any combination of the following:  (a) education and experience as a public accountant or auditor, or a principal financial officer, controller, principal accounting officer of a company, or experience in one or more positions that involve the performance of similar functions; (b) experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions, (c) experience overseeing or assessing the performance of companies or public accountants in the preparation, audit or evaluation of financial statements; or (d) other experience determined by the Board as relevant to the inquiry of whether the Committee member qualifies as an audit committee financial expert.

The attributes and experience required for identification as an audit committee financial expert under this Charter will be identical to, and are qualified in their entirety by, those set out in the rules of the Securities and Exchange Commission (“SEC”) in Form N-CSR.   The identification of a Committee member as an audit committee financial expert does not impose on the member any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on Committee members in general.

E.             Pre-Approval of Services

1.             Pre-Approval of Audit Services.  The Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to a Fund by its independent auditors.  The Committee will not grant such approval to any auditors that are proposed to perform an audit for a Fund if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for the Fund or any other entity within the ING investment company complex that is responsible for the financial reporting or operations of the Fund was employed by those auditors and participated in any capacity in an audit of the Fund during the 1-year period (or such other period acceptable under the SEC rules) preceding the date of initiation of such audit.

2.             Pre-Approval of Non-Audit Services.  The Committee must pre-approve any non-audit services to be provided to a Fund by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions(3)) provided that a Fund’s auditors will not provide the

(3)           No pre-approval is required as to non-audit services provided to a Fund if:  (a) the aggregate amount of all non-audit services provided to the Fund constitute not more than 5% of the total amount of revenues paid by the Fund to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by the Fund at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Committee and approved by the Committee prior to the completion of the audit.

following non-audit services to a Fund: (a) bookkeeping or other services related to the accounting records or financial statements of the Fund; (b)  financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i)  expert services unrelated to the audit; and (j) any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.(4)

3.             Pre-approval with respect to Non-Fund Entities.  The Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of a Fund (except those within applicable de minimis statutory or regulatory exceptions(5)) to be provided by the Fund’s auditors to (a) the Fund’s investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to a Fund.(6)  The Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Committee is informed promptly of each service, or use a combination of these approaches.

4.             Delegation.  The Committee may delegate pre-approval authority to one or more of the Committee’s members.  Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Committee at its next scheduled meeting.

F.             Relationship with Auditors and Management

1.             Auditor Qualifications.  The Committee will, at least annually, review the qualifications of the Funds’ independent auditors.

•              The Committee will inquire as to whether the auditors are independent.  This inquiry will take into consideration whether the auditors provide any consulting or other non-audit

(4)           With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client’s financial statements

(5)           For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if:  (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to the Fund, the Fund’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to a Fund; (b) these services were not recognized by the Fund at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Committee and approved by the Committee prior to the completion of the audit.

(6)           No pre-approval is required by the Committee as to non-audit services provided to:  (a) the Fund’s sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with the Fund’s primary investment adviser; (b) another Fund in the ING investment company complex (unless otherwise required to pre-approve services to such other Fund in accordance with this Charter), or (c) other entities within the ING investment company complex that do not provide services to that Fund.

services to the Fund, its adviser and other entities in the ING investment company complex and their potential effect on the issue of independence.  The Committee will standards of independence established from time to time by the SEC and other regulatory and professional authorities.

•              The Committee will review the fees charged by the auditors for audit and non-audit services and may make recommendations to the Board or the independent members of the Board with respect to the approval of audit and non-audit service fee estimates.  As part of its review, the Committee will annually obtain from the independent auditors a summary of any non-audit services provided to the Fund and the ING investment company complex and the fees billed for non-audit services to the Fund and other entities in the ING investment company complex.

2.             Rotation of Audit Partners.  The Committee will seek assurances that any of the auditors’ personnel who serve as lead and concurring audit partners(7) to a Fund are rotated every five years, followed by a five-year “time out” period, and that those who serve as audit partners (other than lead or concurring audit partners) are subject to a seven-year rotation period, with a two-year “time out” period.(8)  Audit partners may not serve other Funds in the ING investment company complex during their “time out” periods.

3.             Meetings with Auditors.  The Committee will meet with the Funds’ independent auditors for the purposes set out below.  The Committee may determine to conduct these meetings outside the presence of Fund management.

•              Prior to an audit, the Committee will review with auditors the arrangements for and scope of the annual audit and any special audits

•              At the conclusion of each audit, the Committee will review the audit with the independent auditors, including the auditors’ comments or recommendations and the form of opinion the auditors propose to render or have rendered to the Board and Fund shareholders.  The Committee also will discuss with the auditors any matters of concern relating to the Funds’ financial statements, including adjustments to such statements recommended by the auditors or other results of the audit.

(7)           “Audit Partner” means a member of a Fund’s audit engagement team who has decision-making responsibility for significant auditing, accounting and reporting matters that affect the Fund’s financial statements or who maintains regular contact with the Fund’s management and the Committee.  The term includes lead and concurring partners and partners who provide more than 10 hours of audit, review or attest services in connection with the Fund’s financial statements.

(8)           The rotational periods will be phased in as follows:  (1) lead partners must rotate upon reaching 5 years of service, and service for fiscal years beginning before May 6, 2003 counts; (2) concurring partners must rotate upon reaching 5 years of service, and service for fiscal years beginning before May 6, 2004 counts; (3) all other partners will receive a “fresh start” for audits for years beginning after May 6, 2003, so that fiscal years ending in 2004 constitute the first year of a seven-year rotation period.  For investment companies, the SEC accepts an extended “year,” to encompass the fiscal year ends of all funds in a fund complex.

•              The Committee will receive from the auditors, at least annually and prior to filing each Fund’s annual report, the auditors’ report as to:  (a) all critical accounting policies and practices to be used in preparing the annual report; (b) all alternative treatments within GAAP for policies and practices that have been discussed with Fund management, including ramifications of the use of such alternative disclosures and treatments and the treatments preferred by the independent auditors; and (c) written communications between the auditors and Fund management that are material to the financial statements, such as any management letter or schedule of unadjusted differences; (d) a description of all non-audit services provided, including fees associated with the services, to the ING investment company complex since the last annual report or update that were not subject to the pre-approval requirements as discussed above; and (e) any other matters of concern relating to a Fund’s financial statements, including any uncorrected misstatements (or audit differences) whose effects management believes are immaterial, both individually and in aggregate, to the financial statements taken as a whole.  If these communications are not made within 90 days prior to the Funds’ annual filing, the Committee will receive from the independent auditors any reported updates to the information within 90 days prior to the Funds’ annual filing.  The Committee may discuss these matters with management.

•              The Committee from time to time will discuss with auditors the adequacy and effectiveness of internal controls and procedures for each Fund and the quality of staff implementing those controls and procedures.  The Committee will consider the auditors’ comments with respect to the Funds’ financial policies, procedures and internal accounting controls and management’s compliance with these policies and controls and will make recommendations to the Board with respect to any further actions necessary or desirable in response to such auditor comments.

•              The Committee will meet with Fund auditors for such other purposes as the Committee may deem necessary or appropriate.

4.             Discussions with Management.  The Committee may, as deemed necessary or appropriate by the Committee, discuss with management the following:  (1) unusual accounting issues; (2) the nature of any unusual or significant commitments or contingent liabilities; (3) any significant difference in format or disclosure from that adopted by other investment companies; (4) the procedures and controls of management, including the adequacy and effectiveness of internal controls and procedures and the quality of staff implementing those controls and procedures; (5) if the Fund’s investment adviser has internal audit staff, the staff’s objectives and resources; and (6) such other matters as the Committee deems appropriate.

5.             Changes in Accounting Principles or Practices.  The Committee will consider the effect upon the Funds of any changes in accounting principles or practices proposed by management or the independent auditors.  The Committee may consider whether proposed changes will have a significant effect on the amounts reported for a current year or may have an effect in the future, management’s and the independent auditors’ concurrence with the change and management’s or the auditors’ underlying rationale for the change.  The Committee will discuss with management and the independent auditors the significance and potential effect of any changes in accounting policies proposed by the independent auditors or by management.

6.             Illegal Acts and Other Matters.  As necessary the Committee will review with the independent auditors and management any “illegal act,” as defined in Section 10A of the 1934 Act and required by that statute to be reported to the Committee and any other significant issues reported to the Committee that could have a material effect on a Fund’s financial statements.  The Committee will seek assurances from management that appropriate remedial actions are taken with respect to any such illegal act identified by the independent auditors.  The Committee also may review with management and the independent auditors any compliance matter and any comments or criticisms that the staff of the SEC brought to the attention of the Committee or management, and may develop a recommendation to management.(9)  The Committee will report all such matters to the full Board no later than the next regular meeting of the Board.  The Committee shall have the authority to retain special counsel and other experts or consultants at the expense of the appropriate Funds.

7.             Receive Certifying Officers’ Reports.  The Committee will receive, in accordance with regulations adopted by the SEC, reports from each Fund’s principal executive officer and principal financial officer, based on their periodic evaluations, regarding:  (a) significant deficiencies in the design or operation of internal controls that could adversely affect the Fund’s ability to record, process, summarize, and report financial data; (b) material weaknesses in internal controls; and (c) fraud, whether or not material, that involves management or other employees who have a significant role in the Fund’s internal controls.

G.            Other

1.             Review Charter.  The Committee will review this Charter (including any addendum to the Charter, if applicable) at least annually and will make recommendations with respect to any amendment or supplement to the Charter it determines to be necessary or desirable.

2.             Counsel Reports.  If the Board has not established a qualified legal compliance committee, the Committee will receive and investigate reports of counsel required to be submitted to it by the rules of the SEC that establish standards of professional conduct for attorneys practicing before the SEC.

3.             Amendments.  If the Audit Committee is composed of all of the members of the Board who are not “interested persons” of the Funds as defined in Section 2(a)(19) of the 1940 Act, the Committee may amend this Charter by vote of a majority of Committee members.  If the Audit Committee is composed of fewer than all of the members of the Board who are not “interested persons,” the Committee will recommend any amendment to the full Board, and the Board may amend this Charter by a vote of a majority of its members who are not “interested persons.”

(9)           The Committee may make recommendations to management with respect to any illegal act, significant matter or compliance matter, and its recommendations are not limited to matters related only to accounting and financial reporting.

4.             Board Communications.   At least annually, the Committee will report to the Board a summary of its activities, conclusions and recommendations, unless the Committee is comprised of all of the independent directors/trustees of the Board.

5.             Records.  A copy of this Charter will be maintained by the Funds in an easily accessible place.

ADDENDUM
to the
AUDIT COMMITTEE CHARTER
with respect to
CLOSED-END FUNDS

As an issuer listed on the New York Stock Exchange (“NYSE”), Closed-End Funds (the “Fund”) must comply with the rules and regulations of the NYSE, which include, among other things, standards for audit committees of listed issuers.  Therefore, the Board of Trustees of the Fund (the “Board”) has adopted this Addendum (“Addendum”) to the ING Funds Audit Committee Charter (the “Charter”).  This Addendum sets forth additional requirements for the Audit Committee (the “Committee”) of the Fund.  The terms and provisions of the Charter remain applicable to the Fund, as modified or supplemented by this Addendum.

A.            Purpose of the Committee

In addition to the purpose of the Committee set out in paragraph B of the Charter, the Committee will serve the following purposes:  (1) to assist Board oversight of (a) the integrity of the Fund’s financial statements; (b) the Fund’s compliance with legal and regulatory requirements; (c) the independent auditors’ qualifications and independence; and (d) the performance of any internal audit staff and the independent auditors; and (2) to prepare the report that SEC rules require be included in the Fund’s annual proxy statement.

The Committee will have the authority to engage, on the Fund’s behalf, outside independent counsel and other advisers as it deems necessary to carry out its duties.  The Committee will determine the appropriate levels of funding for payment of (a) compensation of the independent auditors; (b) compensation of any advisors employed by the Committee under the Charter; and (c) ordinary administrative expenses of the Committee necessary or appropriate in carrying out its duties under the Charter.

B.            Independence of Committee Members

1.             Independence.  The Committee will have at least three members.  Each such member shall not be an “interested person” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”) and shall satisfy applicable independence standards established by the NYSE, except for any such independence standards which the NYSE has indicated need not apply with respect to closed-end investment companies that are registered under the 1940 Act.

2.             Compensation.  The only compensation a Committee member may receive from the Fund is directors’ or trustees’ fees, provided that a Committee member who is a former employee of the Fund or its investment adviser may receive deferred compensation if the deferred compensation is not contingent on continued service.

C.            Relationship with Independent Auditors

1.             Selection and Termination of Independent Auditors.  The Committee will be responsible for the oversight of the work of the independent auditors (including resolution of disagreements between management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and each independent auditor will report directly to the Committee.  The Committee has the ultimate authority and responsibility to appoint and, when appropriate, replace the independent auditors, and, if applicable, to nominate the independent auditors to be proposed for shareholder ratification in any proxy statement.  The Committee will set clear hiring policies for employees or former employees of the independent auditors.  The Committee will also be responsible for determining auditor compensation.  The Committee will recommend the selection of the independent auditors for ratification by the vote of a majority of all of the Fund’s independent trustees in accordance with Section 32(a) of the 1940 Act.

2.             Significant Non-audit Relationships.  The Committee will have sole authority to approve any significant non-audit relationships with the Fund’s independent auditors.

3.             Rotation of Auditors.  In addition to assuring that the lead, concurring and other audit partners are rotated in accordance with paragraph F(2) of the Charter and as required by law, the Committee will consider whether there should be a regular rotation of the Fund’s independent auditing firm.

4.             Annual Auditors’ Report.  At least annually, the Committee will obtain and review a report by the independent auditors describing: (a) the auditors’ internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits of any issuer carried out by the auditors, and any steps taken to deal with any such issues; and (c) all relationships between the independent auditors and the Funds, for purposes of assessing the auditors’ independence.  The Committee also will consider any reports or communications (and management’s responses to such reports or communications) submitted by the independent auditors required by or referred to in SAS 61 (as codified by AU Section 380), as may be modified or supplemented.

D.            Discussions with Auditors and Management

1.             Annual Financial Statements.  The Committee will discuss the annual audited financial statements with management and the independent auditors, including the Funds’ disclosures under “Management’s Discussion of Fund Performance.”

2.             Press Releases and Other Information.  The Committee will discuss with management earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

3.             Risk Management.  The Committee will discuss with management and the independent auditors policies with respect to risk assessment and risk management.  The

Committee will report any material risks of a type not previously approved by the Board identified during such discussions to the Board.

4.             Ongoing Dialogue.  The Committee periodically will meet with management, with any internal audit staff of the Fund and with the independent auditors.  The Committee will review with the independent auditor any audit problems or difficulties and management’s response.

E.             Other

1.             Establishment of Procedures.  The Committee will establish procedures for:  (a) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of the Fund of concerns regarding questionable accounting, internal control or auditing matters.

2.             Self-Evaluation.  The Committee, on an annual basis, must evaluate its performance with respect to its duties and responsibilities.

3.             Written Affirmation.  The Board shall establish procedures for the Fund’s providing a “Written Affirmation” to the NYSE at the time of any changes in the composition of the Committee, and on an annual basis within one month of the Fund’s annual shareholder meeting regarding:  (a) any determination that the Board has made regarding the independence of directors/trustees in accordance with Rule 303.01(B)(3) of the NYSE Listed Company Manual; (b) the financial literacy of Committee members; (c) the determination that at least one Committee member has accounting or related financial management expertise; and (d) the annual review and reassessment of the adequacy of the Charter and this Addendum.

4.             Reporting.  The Committee will approve the content of any report the substance of which is required by the rules of the SEC to be included in the proxy statement for the Fund.

5.             Board Communications.  The Committee will periodically report to the Board.

Exhibit A

I.              Funds under the direction of the Unified Board:

ING INVESTORS TRUST

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING EQUITY TRUST

ING FUNDS TRUST

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING INVESTMENT FUNDS, INC.

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING RISK MANAGED NATURAL RESOURCES FUND

ING SENIOR INCOME FUND

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

II.            Funds under the direction of the ING Funds (former Aetna) Board:

ING VP BALANCED PORTFOLIO, INC.

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.

ING GET FUNDS

ING VP INTERMEDIATE BOND PORTFOLIO

ING VP MONEY MARKET PORTFOLIO

ING VARIABLE FUNDS

ING VARIABLE PORTFOLIOS, INC.

ING SERIES FUND, INC.

Exhibit B

List of Audit Committee Members

UNIFIED Board:

J. Michael Earley	Independent Director and Chair
Patrick W. Kenny	Independent Director
Roger B. Vincent	Independent Director
David W.C. Putnam	Independent Director
Sheryl K. Pressler	Independent Director

ING FUNDS (former Aetna) Board:

Joseph E. Obermeyer	Independent Director and Chair
Corine T. Norgaard	Independent Director and Vice Chair
Maria T. Fighetti	Independent Director
Albert E. DePrince, Jr.	Independent Director
Sidney Koch	Independent Director
Edward T. O’Dell	Independent Director

Appendix 2

ING FUNDS
NOMINATING AND GOVERNANCE COMMITTEE CHARTER

I.              Purpose:

The Nominating and Governance Committee (the “Committee”) is a committee of the ING Funds Board of Directors and Trustees (the “Board”).  The Board hereby delegates to the Committee the duty:  (1) to identify and recommend for nomination candidates to serve as Board members who are not “interested persons” of the Funds (“Independent Board Members”) as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”); (2) to evaluate and make recommendations to the full Board regarding potential Board candidates who are “interested persons” of the Fund (“Interested Persons”) as that term is defined by the 1940 Act; (3) to review periodically the workload and capabilities of Independent Board Members and, as the Committee deems appropriate, to make recommendations to the Board if such a review suggests that changes to the size or composition of the Board are warranted; (4) to monitor regulatory and other developments to determine whether to recommend modifications to the committee’s responsibilities, the creation of additional committees or changes to other Trustee policies and procedures in light of rule changes and reports concerning “best practices” in corporate governance;  (5) in consultation with the Chair of the Board, to review periodically the compensation of the Independent Board Members and to recommend any changes for the consideration by the Independent Board Members; (6) to oversee the Board’s annual self-evaluation process; and (7) to perform such other duties as may from time to time be assigned by the Board or by the Board Chair.

II.            Committee Composition:

The Committee shall be comprised of four or more Board members as determined from time to time by the Board.  Each member of the Committee shall be an Independent Board Member.  The Board shall elect Committee members at least annually.  Any member of the Board may nominate candidates for such positions.  The Committee shall select one of its members to be the Chairperson at least annually.  Committee members and the Chairperson can serve as many consecutive terms as the Board and the Committee, respectively, deem appropriate.

III.           Meetings:

The Committee shall meet at least twice a year.  Meetings may be in person or by telephone, and may be called by the Chairperson or a majority of Committee members with reasonable advance notice. The Committee shall maintain minutes of its meetings.  A quorum shall consist of a majority of Committee members.

IV.           Committee Operations:

The functions of the Committee shall be to identify appropriate people to serve as Independent Board Members and to oversee the governance practices of the Board of Trustees.  As necessary or appropriate, the Committee shall recommend to the Board one or more candidates for

Board membership, based on its research of the people suggested to it or identified by it as potential candidates.  Potential candidate names may be accepted from Board members, Fund shareholders, legal counsel to the Independent Board Members or such other sources as the Committee deems appropriate. If the Committee becomes aware of more than one potential candidate, it shall attempt to rank such candidates in terms of overall suitability for Board membership. The Chairperson shall maintain records of any research performed by or on behalf of the Committee to determine and evaluate candidate qualifications and relative rankings. Such information shall be provided to the Board upon its request.

The Committee has the primary responsibility for recommending action to the full Board if it identifies concerns that relate to the Board’s size, composition, committee structure, the number of Funds under its jurisdiction or overall governance processes.  Such concerns could arise from annual or other reviews and evaluations by the Independent Board Members of the Board’s performance, efficiency and effectiveness.  Action by the Committee in this context normally will be commenced with the concurrence of, and shall be reported to, the other Independent Board Members.

In the event of a proposed acquisition of a fund group by ING Funds (or a consolidation of a fund group with the ING Funds), the Committee will investigate the proposal and determine whether to recommend to the ING Funds’ Board that any of such fund group’s board members be added to the ING Funds’ Board.  The Committee shall investigate the backgrounds of such fund group’s board members and rank them in terms of suitability and compatibility for the Board’s consideration.  The Committee would have primary responsibility for recommendations regarding changes in general governance processes or structures, for consideration by the full Board.

The Committee will recommend Board nominees in connection with annual or special shareholder meetings of the Funds at which persons are to be proposed for election to the Board.  Other than actions described above with regard to a fund acquisition, such recommendations are expected to take place primarily in the context of any Fund that, due to its listing on a national exchange, is required to have annual shareholders meetings at which Board members are elected.  Absent circumstances warranting different action, the Board expects that such nominations shall be made in a manner designed to maintain common Board membership with the other Funds.

Prior to conveying any recommendations contemplated by this Charter to the full Board of the ING Funds, the Committee shall consult with the other Independent Board Members regarding such recommendations and articulate the basis for its proposed recommendations.

V.            Criteria for Selecting Nominees:

The Committee shall nominate candidates for new or vacant Board positions based on its evaluation of which applicants or potential candidates are most qualified to serve and protect the interests of each Fund’s shareholders and to promote the effective operations of the Board.  In order for the Committee to consider an applicant or potential candidate, the Committee initially must receive at least the following information regarding such person: (1) name; (2) date of birth; (3) education; (4) business, professional or other relevant experience and areas of expertise; (5) current business, professional or other relevant experience and areas of expertise; (6) current business and home addresses and contact information; (7) other board positions or prior experience; and (8) any knowledge and experience relating to investment companies and investment company governance (collectively, “Preliminary Information”).

A successful candidate must qualify as an Independent Board Member under the 1940 Act and should have certain uniform characteristics, such as a very high level of integrity, appropriate experience, and a commitment to fulfill the fiduciary duties inherent in Board membership.  The Committee also shall consider the extent to which potential candidates possess sufficiently diverse skill sets and diversity characteristics that would contribute to the Board’s overall effectiveness.  Thus, depending on the Committee’s perception of Board needs at any given time, the Committee can rate certain qualities higher than others when considering potential candidates for a particular Board vacancy or new position.  For example, the Committee might determine to assign special weight to the presence of particular skills, such as financial, accounting, investment management or legal experience, or to particular characteristics necessary to maintain an appropriately diverse Board membership.

In order to facilitate the nominating process, the Committee shall produce and, as appropriate, update a “Proposed Nominee Criteria List and Rating Scale” (the “Criteria List”) to be completed with respect to every person who wishes to be considered for nomination as a Board member.  The Criteria List shall include a listing of those qualities that the Committee believes are essential or desirable for any nominee for a particular Board vacancy.  The results of ratings derived from the Criteria List shall not be determinative of which person shall be nominated by the Committee because individual Committee members (or the Committee as a whole) can decide to assign different weightings to different qualities and attributes set forth in the Criteria List.

VI.           Submissions by Shareholders of Potential Nominees:

The Committee shall consider potential candidates for nomination identified by one or more shareholders of a Fund.  Shareholders can submit recommendations in writing to the attention of the Chairperson of the Committee at an address to be maintained by Fund management for this purpose.  In order to be considered by the Committee, any shareholder recommendation must include the Preliminary Information set forth in Section V above.

Following an initial evaluation by the Committee based on the Preliminary Information, a successful candidate proposed by a shareholder must:

(1) demonstrate the integrity, experience, sound business judgment, talents and commitment necessary to fulfill the fiduciary duties inherent in Board membership and to add value to the Board’s performance of its duties;

(2) be prepared to submit written answers to a questionnaire seeking professional and personal information that will assist the Committee to evaluate the candidate and to determine, among other matters, whether the candidate would be an Independent Board Member under the 1940 Act or otherwise have material relationships with key service providers to the Funds;

(3) submit character references and agree to appropriate background checks;

(4) demonstrate the disposition to act independently from management, but effectively within a Board composed of numerous members;

(5) be willing to meet with one or more members of the Committee at a time and location convenient to those Committee members in order to discuss the candidate’s qualifications; and

(6) if nominated and elected, be able to prepare for and attend in person at least ten full days of Board and committee meetings annually at various locations in the United States.

VII.         Evaluation of Candidates for Nomination as Interested Board Members:

The Committee shall evaluate those Interested Persons who are proposed by management of the Funds to serve as Board members and then make appropriate recommendations to the Board regarding such proposed nominees.  The Committee shall review such information as it deems appropriate in order to make this evaluation.  At its option, the Committee also can seek to interview any such potential nominee.

VIII.        Outside Service Providers:

The Committee is authorized to retain the services of outside service providers (such as executive search firms, consultants or legal counsel) to assist it in performing the foregoing duties, and the reasonable costs of such service providers shall be borne by the Funds.

Dated:  February 2005

ING RISK MANAGED NATURAL RESOURCES FUND

ANNUAL MEETING OF SHAREHOLDERS SCHEDULED FOR JUNE 15, 2007
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby instructs Todd Modic and Huey P. Falgout, Jr. (“Proxies”), or any of them, with full power of substitution in each of them, to vote the shares held by him or her at the Annual Meeting of shareholders (the “Annual Meeting”) of the ING Risk Managed Natural Resources Fund (the “Fund”) to be held at: 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, on June 15, 2007, at 10:00 a.m., Local time and at any adjournment(s) or postponement(s) thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Annual Meeting, receipt of which is hereby acknowledged, and in the Proxies’ discretion, upon such other matters as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

Please vote, sign and date this Proxy Ballot and return it in the enclosed envelope.

These voting instructions will be voted as specified.  If no specification is made, this voting instruction will be voted “FOR” all Proposals.

In order to avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible.  Your vote is important regardless of the number of shares you own.

TO VOTE:

1)                 Read the Proxy Statement

2)                 Check the appropriate boxes on the Proxy Ballot

3)                 Sign and date the Proxy Ballot

4)                 Return the Proxy Ballot in the envelope provided

Please indicate your vote by an “X” in the appropriate box below.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL.

VOTE ON CLASS I TRUSTEES		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

1.

To elect three members of the Board of Trustees to represent the interests of the holders of Common Shares of the Fund, with all three individuals to serve as Class I Trustees, for a term of three-years, and until the election and qualification of their successors.

Class I Trustees

	(01) John V. Boyer, (02) Patricia W. Chadwick, and (03) Sheryl K. Pressler.	☐	☐	☐

To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.

The undersigned authorizes the Proxies to vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment(s) or postponement(s) thereof in the discretion of the Proxies.

This Proxy Ballot must be signed exactly as your name(s) appears hereon.  If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such.  Joint owners must each sign.

Signature	Date	Signature (Joint Owners)	Date

2